                                                                    Exhibit 10.3

================================================================================

                                PLEDGE AGREEMENT

                                       By

                CONSOLIDATED COMMUNICATIONS TEXAS HOLDINGS, INC.
               CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC.
                        CONSOLIDATED COMMUNICATIONS, INC.
               CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC.

                     the Subsidiary Guarantors named herein,

                                       and

                               Each Other Grantor
                         From Time to Time Party Hereto,

                                  as Pledgors,

                                       and

                          CITICORP NORTH AMERICA, INC.,
                               as Collateral Agent

                             ----------------------

                           Dated as of April 14, 2004

================================================================================

                                TABLE OF CONTENTS

                                                                                                                           Page
                                                                                                                           ----
SECTION 1.     Pledge....................................................................................................   2
SECTION 2.     Delivery of the Securities Collateral.....................................................................   3
SECTION 3.     Representations, Warranties and Covenants.................................................................   3
SECTION 4.     Registration in Nominee Name; Denominations...............................................................   5
SECTION 5.     Voting Rights; Dividends and Interest, etc................................................................   5
SECTION 6.     Remedies upon Default.....................................................................................   6
SECTION 7.     Application of Proceeds of Sale...........................................................................   8
SECTION 8.     Collateral Agent Appointed Attorney-in-Fact...............................................................   8
SECTION 9.     Waivers; Amendment........................................................................................   8
SECTION 10.    Securities Act, etc.......................................................................................   9
SECTION 11.    Security Interest Absolute................................................................................   9
SECTION 12.    Termination or Release....................................................................................  10
SECTION 13.    Notices...................................................................................................  10
SECTION 14.    Further Assurances........................................................................................  10
SECTION 15.    Binding Effect; Several Agreement; Assignment.............................................................  10
SECTION 16.    Survival of Agreement; Severability.......................................................................  11
SECTION 17.    GOVERNING LAW.............................................................................................  11
SECTION 18.    Counterparts..............................................................................................  11
SECTION 19.    Rules of Interpretation...................................................................................  11
SECTION 20.    Jurisdiction; Consent to Service of Process...............................................................  11
SECTION 21.    WAIVER OF JURY TRIAL......................................................................................  12
SECTION 22.    Additional Pledgors.......................................................................................  12
SECTION 23.    Execution of Financing Statements.........................................................................  12
SECTION 24.    Non-U.S. Pledge Agreements................................................................................  12

                                    SCHEDULES

Schedule I     Domestic Subsidiaries
Schedule II    Pledged Stock and Debt Securities
Schedule III   Required Consents

                                     ANNEXES

Annex I        Form of Supplement to Pledge Agreement

                                PLEDGE AGREEMENT

            PLEDGE AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement") dated as of April 14, 2004, among CONSOLIDATED COMMUNICATIONS TEXAS HOLDINGS, INC. ("CCI Texas Holdings"), a Delaware corporation, CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC. ("CCI Illinois Holdings"), a Delaware corporation, CONSOLIDATED COMMUNICATIONS, INC. (the "CCI Borrower"), an Illinois corporation, CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC. (the "TXU Borrower" and together with the CCI Borrower, the "Borrowers"), a Delaware corporation, each Subsidiary of either Borrower listed on Schedule I hereto (collectively, together with each Subsidiary of either Borrower that becomes a party hereto pursuant to Section 22 of this Agreement, the "Subsidiary Guarantors" and, together with CCI Texas Holdings, CCI Illinois Holdings and the Borrowers, the "Pledgors," and each a "Pledgor") and CITICORP NORTH AMERICA, INC., as collateral agent (in such capacity, and together with any successors in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Security Agreement (as hereinafter defined)).

                                 R E C I T A L S

            A. CCI Texas Holdings, CCI Illinois Holdings, the Borrowers, Homebase Acquisition, LLC ("Homebase"), a Delaware limited liability company, CITICORP NORTH AMERICA, INC., as Administrative Agent, CREDIT SUISSE FIRST BOSTON ("CSFB") and DEUTSCHE BANK SECURITIES INC., as Co-Syndication Agents, CSFB and CITIGROUP GLOBAL MARKETS INC. as Joint Lead Arrangers and Joint Lead Bookrunnners, COBANK, ACB, as documentation agent and each lending institution from time to time party thereto in their capacities as lenders, the "Lenders") have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of April 14, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrowers and the issuance of and participations in Letters of Credit for the account of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

            B. CCI Illinois Holdings, the CCI Borrower and each Subsidiary of the CCI Borrower that is a Subsidiary Guarantor have, pursuant to the CCI Illinois Borrower Group Guarantee Agreement (the "CCI Illinois Guarantee Agreement"), dated as of the date hereof, among other things, unconditionally guaranteed the Guaranteed Obligations;

            C. CCI Texas Holdings, the TXU Borrower and each Subsidiary of the TXU Borrower that is a Subsidiary Guarantor have, pursuant to the CCI Texas Borrower Group Guarantee Agreement (the "CCI Texas Guarantee Agreement"), dated as of the date hereof, among other things, unconditionally guaranteed the Guaranteed Obligations;

            D. CCI Texas Holdings, CCI Illinois Holdings, the Borrowers and each Subsidiary Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and are, therefore, willing to enter into this Agreement.

            E. It is contemplated that, to the extent permitted by the Credit Agreement, one or more of the Pledgors may enter into one or more Hedging Agreements relating to the Loans with one or more Persons that were Lenders or Affiliates of a Lender at the time such Hedging Agreements were entered into (collectively, the "Hedging Exchangers").

            F. Each Pledgor is or, as to Securities Collateral (as hereinafter defined) acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Securities Collateral pledged by it hereunder.

            G. Contemporaneously with the execution and delivery of this Agreement, the Pledgors have executed and delivered to the Collateral Agent a Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement").

            H. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) to secure the payment and performance of its Obligations (as defined in the Security Agreement).

            Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement and the terms "FCC," "PUC" and "UCC" have the meanings assigned to such terms in the Security Agreement. Capitalized terms used herein and not defined herein or in the Credit Agreement shall have the meanings given such terms in the UCC.

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties (and each of their respective successors and assigns), and agrees as follows:

            SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of its Obligations, each Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a first priority security interest, subject to Permitted Liens in all of such Pledgor's right, title and interest in, to and under (a) all the shares of capital stock and other Equity Interests owned by it (including, without limitation, those listed on Schedule II hereto) and any shares of capital stock and other Equity Interests obtained in the future by such Pledgor and the certificates representing all such shares or interests (collectively, the "Pledged Stock"); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of voting stock of any Non-U.S. Subsidiary, (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares or (iii) any Excluded Property; (b)(i) all debt securities (including, without limitation, those listed opposite the name of such Pledgor on Schedule II hereto), and (ii) all debt securities in the future issued to the Pledgor, together with all promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities" and together with the Pledged Stock, the "Pledged Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above;
(e) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and
(d) above; and (f) all proceeds of any and all of the foregoing (all the foregoing, collectively, the "Securities Collateral").

            For purposes of the foregoing, the term "Excluded Property" shall mean Special Property (as defined below) other than the following:

            (a) the right to receive any payment of money (including, without limitation, any rights referred to in Sections 9-406(d), 9-407(a), 9-408(a) or 9-409(a) of the UCC to the extent that sections of the UCC are effective to limit the prohibitions which make such property "Special Property"); and

            (b) any proceeds, products, accessions, rents, profits, income, benefits, substitutions or replacements of any Special Property (unless such proceeds, products, accessions, rents, profits, income, benefits, substitutions or replacements themselves would constitute Special Property).

            The term "Special Property" means any General Intangible held by any Pledgor to the extent, and for so long as, any valid contract applicable to such Property or Requirement of Law applicable thereto, validly prohibits the creation of a Lien on such Property in favor of the Collateral Agent (and upon the termination of such prohibition (howsoever occurring) such Property shall cease to be "Special Property").

            Upon delivery to the Collateral Agent, (a) any Pledged Securities now or hereafter included in the Securities Collateral shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Securities Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each subsequent delivery of Pledged Securities shall be accompanied by a schedule describing the securities then being pledged hereunder, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered.

            TO HAVE AND TO HOLD the Securities Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

            SECTION 2. Delivery of the Securities Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Securities Collateral.

            (b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor by any Person which is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms hereof.

            (c) If any Equity Interests now or hereafter acquired by any Pledgor constituting Pledged Stock are uncertificated, such Pledgor shall immediately notify the Collateral Agent thereof and shall use commercially reasonable efforts to cause such Equity Interests to be certificated. If, after using commercially reasonable efforts, such Pledgor is not able to have such Equity Interests certificated, such Pledgor shall use commercially reasonable efforts to, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) grant "control" (within the meaning of section 8-106(c)(2) of the UCC) of such Equity Interests, or (b) arrange for the Collateral Agent to become the registered owner of such Equity Interests.

            SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Securities Collateral pledged by it hereunder, to and with the Collateral Agent that:

            (a) the Pledged Stock represents that percentage as set forth on
      Schedule II of the issued and outstanding shares of each class of the capital stock or other Equity Interests of the issuer with respect thereto;

            (b) except for the security interest granted hereunder, such Pledgor
      (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens other than Permitted Liens,
      (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Securities Collateral, other than to the extent permitted by the Credit Agreement, and (iv) subject to Section 5, will cause any and all Securities Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

            (c) such Pledgor (i) has the power and authority to pledge the Securities Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Liens), however arising, of all Persons whomsoever;

            (d) neither the execution and delivery hereof by each Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates the certificate or incorporation, bylaws, operating agreement or other operative agreement of such Pledgor or any issuer of Pledged Securities, (ii) violates the terms of any material agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which such Pledgor is a party, or by which it is bound or to which any of its properties or assets are subject, (iii) conflicts with any Requirement of Law applicable to any such Pledgor or its property, or (iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby or by any of the other Loan Documents) upon or with respect to any of the property now owned or hereafter acquired by such Pledgor. Except as set forth on Schedule III, no consent of any party (including, without limitation, equityholders or creditors of such Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person (including the FCC and any PUC (each as defined in the Security Agreement) is required (A) for the pledge by such Pledgor of the Pledged Securities pledged by it pursuant to this Agreement or for the execution, delivery or performance hereof by such Pledgor, (B) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or (C) for the exercise by the Collateral Agent of the remedies in respect of the Securities Collateral pursuant to this Agreement. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers;

            (e) by virtue of the execution and delivery of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Securities Collateral are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a valid and perfected first lien, subject to Permitted Liens, upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations of each Pledgor;

            (f) the pledge effected hereby is effective to vest in the Collateral Agent, on behalf of the Secured Parties, the rights of the Collateral Agent in the Securities Collateral as set forth herein;

            (g) all of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable;

            (h) all of the Pledged Debt Securities have been duly authorized, executed and delivered and are the enforceable obligations of the issuer thereof;

            (i) all information set forth herein relating to the Pledged Securities is accurate and complete in all material respects as of the date hereof; and

            (j) the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof.

            SECTION 4. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent; provided that the Collateral Agent shall not exercise such right unless and until an Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement to the extent permitted by the terms of the Pledged Securities.

            SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Subject to Section 6(c) and (d), unless and until an Event of Default shall have occurred and be continuing:

            (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided, however, that such Pledgor will not be entitled to exercise such rights if the result thereof would be contrary to the Credit Agreement;

            (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below; and

            (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Securities Collateral.

            (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7. After all Events of Default have been cured or waived, the Collateral Agent shall, within five (5) Business Days after all such Events of Default have been cured or waived, repay to each Pledgor all cash dividends, interest or principal (without interest) that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

            (c) Subject to Section 6(c) and (d), upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

            SECTION 6. Remedies upon Default. (a) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may sell or otherwise dispose of the Securities Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Securities Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Securities Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            (b) The Collateral Agent shall give a Pledgor ten (10) days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions (the "UCC")) of the Collateral Agent's intention to make any sale of such Pledgor's Securities Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Securities Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Securities Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Securities Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Securities Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Securities Collateral is made on credit or for future delivery, the Securities Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Securities Collateral so sold and, in case of any such failure, such Securities Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this
Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Securities Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Securities Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Pledgor shall be entitled to the return of the Securities Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Securities Collateral and to sell the Securities Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-611 of the UCC.

            (c) Notwithstanding anything to the contrary in this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise or relinquishment of any right to vote or consent with respect to, any of the Securities Collateral by the Collateral Agent shall, to the extent required, be in conformance with Sections 214 and 310(d) of the Communications Act of 1934, as amended, and the applicable rules and regulations thereunder, and, if and only to the extent required thereby, subject to the prior approval or notice to and non-opposition of the FCC or any PUC.

            (d) If an Event of Default shall have occurred and be continuing, each Pledgor shall take any action which the Collateral Agent may reasonably request in order to transfer or assign, or both, to the Collateral Agent, or to such one or more third parties as the Collateral Agent may designate, or to a combination of the foregoing, any Pledged Securities, subject to the prior approval of the FCC or any PUC, if required. The Collateral Agent is empowered, to the extent permitted by applicable Requirements of Law, to request the appointment of a receiver from any court of competent jurisdiction. Such receiver may be instructed by Secured Party to seek from the FCC or any PUC consent to an involuntary transfer of control of the Pledgors or assignment, or both, of the Pledged Securities. Each Pledgor hereby agrees to authorize such an involuntary transfer of control or assignment, or both, upon the request of the receiver so appointed and, if any Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, each Pledgor agrees to use its best efforts to assist in obtaining approval of the FCC or any PUC and any other state regulatory bodies, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution and filing with the FCC or any PUC and any other state regulatory bodies of the assignor's or transferor's portion of any application or applications for consent to the assignment of any Securities Collateral or other authorization or transfer of control necessary or appropriate under the rules and regulations of the FCC or PUC or any other state regulatory body for approval or non-opposition of the transfer or assignment of any portion of the Securities Collateral, together with any FCC or PUC license, permit, certificate or other authorization.

            (e) Each Pledgor acknowledges that the assignment or transfer of the Securities Collateral is integral to Secured Parties ability to realize the value of the Collateral, that there is no adequate remedy at law for failure by any Pledgor to comply with the provisions of this Section 6 and that such failure would not be adequately compensable in damages, and therefore agrees, without limiting the right of the Collateral Agent to seek and obtain specific performance of other obligations of the Pledgors contained in this Agreement, that the agreements contained in this Section 6 may be specifically enforced.

            SECTION 7. Application of Proceeds of Sale(i). All Proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral of any Pledgor pursuant to the exercise by the Collateral Agent of its remedies, will be applied as set forth in Section 5.02 of the Security Agreement.

            SECTION 8. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Agent shall only take any action pursuant to such appointment upon the occurrence and during the continuation of an Event of Default. Without limiting the generality of the foregoing, subject to the provisions of Section 6, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Securities Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Securities Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Securities Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

            SECTION 9. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

The rights and remedies of the Securities Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply.

            SECTION 10. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.

            SECTION 11. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Securities Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement any other Loan Document, any agreement with respect to any of the Obligations of the Pledgors or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Pledgors, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other Securities Collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations of the Pledgors or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of its Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Obligations of such Pledgor).

            SECTION 12. Termination or Release. (a) This Agreement and the security interests with respect to a Pledgor granted hereby (i) shall terminate when all the Obligations of such Pledgor have been indefeasibly paid in full, the Lenders have no further commitment to lend under the Credit Agreement or to issue or participate in Letters of Credit and the LC Exposure has been reduced to zero (at which time the Collateral Agent shall execute and deliver to each Pledgor, at such Pledgor's expense, all UCC termination statements and similar documents which such Pledgor shall reasonably request to evidence such termination) and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon any bankruptcy or reorganization of any Pledgor or otherwise. Any execution and delivery of termination statements or documents pursuant to this Section 12(a) shall be without recourse to or warranty by the Collateral Agent.

            (b) Upon any sale or other transfer by any Pledgor of any Securities Collateral that is permitted under each Loan Document to any Person that is not a Pledgor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Securities Collateral pursuant to
Section 9.08 of the Credit Agreement, the security interest in such Securities Collateral shall be automatically released. If the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a Person that is not an Affiliate of either Borrower so that such Pledgor is no longer a Subsidiary of CCI Texas Holdings, CCI Illinois Holdings, or either Borrower pursuant to a transaction permitted by Section 6.05 of the Credit Agreement and in accordance with the terms of each other Loan Document, such Pledgor shall be released from its obligations under this Agreement without further action.

            (c) In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 12 shall be without recourse to or warranty by the Collateral Agent.

            SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Pledgor that is a Subsidiary Guarantor shall be given to it in care of the Borrowers at their address provided in the Credit Agreement.

            SECTION 14. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Securities Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

            SECTION 15. Binding Effect; Several Agreement; Assignment. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the

Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Securities Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

            SECTION 16. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, and the Lenders' issuance of and participations in Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

            (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. It is understood and agreed that this Agreement shall create separate security interests in the Securities Collateral securing the Obligations, as provided in Section 1, and that any determination by any court with jurisdiction that the security interest securing any Obligation or class of Obligations is invalid for any reason shall not in and of itself invalidate the security interest securing any other Obligations hereunder.

            SECTION 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 18. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 15. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 19. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 20. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court referred to in paragraph (a) of this Section 20.

Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

            (b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph (a) of this Section 20. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 21. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 21.

            SECTION 22. Additional Pledgors. To the extent any Subsidiary of either Borrower shall be required to become a Pledgor pursuant to Section 5.16 of the Credit Agreement, upon execution and delivery by the Collateral Agent and such Subsidiary of an instrument in the form of Annex I hereto, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor thereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

            SECTION 23. Execution of Financing Statements. Pursuant to Section 9-509 of the UCC, each Pledgor authorizes the Collateral Agent to file financing statements with respect to the Securities Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

            SECTION 24. Non-U.S. Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, each Pledgor and the Collateral Agent hereby agree that the terms and provisions of this Pledge Agreement in respect of any Securities Collateral subject to the pledge or other Lien of a Non-U.S. Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Collateral Agent and the other Secured Parties under such Non-U.S. Pledge Agreement and under applicable law to the extent consistent with applicable law; provided, that, in the event that the terms of this Pledge Agreement conflict or are inconsistent with the applicable Non-U.S. Pledge Agreement or applicable law governing such Non-U.S. Pledge Agreement, (i) to the extent that the provisions of such Non-U.S. Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Securities Collateral subject to such Non-U.S. Pledge Agreement, the terms of such Non-U.S. Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.

                             SIGNATURE PAGES FOLLOW

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              CONSOLIDATED COMMUNICATIONS TEXAS
                                HOLDINGS, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS ILLINOIS
                                HOLDINGS, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS
                                ACQUISITION TEXAS, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS MARKET
                                RESPONSE, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS PUBLIC
                                SERVICES, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS OPERATOR
                                SERVICES, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS MOBILE
                                SERVICES, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS BUSINESS
                                SYSTEMS, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CONSOLIDATED COMMUNICATIONS NETWORK
                                SERVICES, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              TXU COMMUNICATIONS VENTURES COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              TXU COMMUNICATIONS SERVICES COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              TXU COMMUNICATIONS TRANSPORT
                                 COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              FORT BEND LONG DISTANCE COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              TXU COMMUNICATIONS TELECOM SERVICES
                                 COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              FORT BEND TELEPHONE COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              TXU COMMUNICATIONS TELEPHONE COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              FORT BEND WIRELESS COMPANY

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              FBCIP, INC

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              FORT BEND CELLULAR, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              TELCON, INC.

                              By: /s/ Robert J. Currey
                                  --------------------------------------------
                                  Name:  Robert J. Currey
                                  Title: President and Chief Executive Officer

                              CITICORP NORTH AMERICA, INC.,
                                 as Collateral Agent,

                              By: /s/ Caesar Wyszomirski
                                  --------------------------------------------
                                  Name:  Caesar Wyszomirski
                                  Title: Director

                                                               Schedule I to the
                                                                Pledge Agreement

                              DOMESTIC SUBSIDIARIES

Name                                     Address

                                                              Schedule II to the
                                                                Pledge Agreement

                        PLEDGED STOCK AND DEBT SECURITIES
                                  PLEDGED STOCK

                                                      Number and
             Number of                             Class of Shares/         Percentage
Issuer      Certificate      Registered Owner      Type of Interest     of Shares/Interests
------      -----------      ----------------      ----------------     -------------------

                             PLEDGED DEBT SECURITIES

Issuer        Payee      Principal Amount      Date of Note       Maturity Date
------        -----      ----------------      ------------       -------------

                                                             Schedule III to the
                                                                Pledge Agreement

                                REQUIRED CONSENTS

                                                                  Annex I to the
                                                                Pledge Agreement

            SUPPLEMENT NO. [ ], dated as of [   ], to the PLEDGE AGREEMENT (the
"Pledge Agreement") dated as of April 14, 2004, among CONSOLIDATED COMMUNICATIONS TEXAS HOLDINGS, INC. ("CCI Texas Holdings"), a Delaware corporation, CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC. ("CCI Illinois Holdings"), a Delaware corporation, CONSOLIDATED COMMUNICATIONS, INC. (the "CCI Borrower"), an Illinois corporation, CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS INC. (the "TXU Borrower" and together with the CCI Borrower, the "Borrowers"), a Delaware corporation, each Subsidiary of either Borrower listed on Schedule I thereto (collectively, together with each Subsidiary of either Borrower that becomes a party thereto pursuant to Section 24 of the Pledge Agreement, the "Subsidiary Guarantors" and, together with CCI Texas Holdings, CCI Illinois Holdings and the Borrowers, the "Pledgors") and CITICORP NORTH AMERICA, INC., as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement (as defined in the Pledge Agreement)).

            A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            B. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans. Pursuant to Section 5.16 of the Credit Agreement, in the event that any Person becomes a 90% Subsidiary after the Effective Date, the applicable Borrower will promptly notify the Administrative Agent of that fact and cause such Subsidiary to execute and deliver to the Administrative Agent a counterpart of the Pledge Agreement. Section 22 of the Pledge Agreement provides that such Subsidiaries may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement.

            Accordingly, the Collateral Agent and the New Pledgor agree as follows:

            SECTION 1. In accordance with Section 22 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Securities Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

            SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

            SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto and different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

            SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

            SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

            SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

            SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

            IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                  [NAME OF NEW PLEDGOR],

                                  By: ________________________________
                                      Name:
                                      Title:
                                      Address:

                                  CITICORP NORTH AMERICA, INC.,
                                     as Collateral Agent,

                                  By: ________________________________
                                      Name:
                                      Title:
                                      Address:

                                                                   Schedule I to
                                                               Supplement No.
                                                         to the Pledge Agreement

                      Pledged Securities of the New Pledgor

                                  PLEDGED STOCK

             Number of                               Number and         Percentage
Issuer      Certificate      Registered Owner      Class of Shares      of Shares
------      -----------      ----------------      ---------------      ---------

                             PLEDGED DEBT SECURITIES

Issuer      Principal Amount      Date of Note      Maturity Date
------      ----------------      ------------      -------------